UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2019

CERECOR INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)

540 Gaither Road, Suite 400, Rockville, Maryland 20850

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2019, Cerecor Inc. (the “Company”) entered into an underwriting agreement with H.C. Wainwright & Co., LLC (“Wainwright”), which was amended and restated on March 6, 2019 (as amended and restated, the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Company agreed to sell 1,818,182 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to Wainwright at an offering price to the public of $5.50 per share. In addition, pursuant to the Underwriting Agreement, the Company has granted Wainwright a 45-day option to purchase up to an additional 272,727 of Common Stock at the same offering price to the public.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company and Wainwright against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering is anticipated to close on or about March 8, 2019.

Wainwright acted as the sole book-running manager for the offering. We paid Wainwright an underwriting discount equal to 7% of the gross proceeds of the offering and a management fee equal to 0.5% of the gross proceeds of the offering, along with expense reimbursement of $75,000.

The sale of the Common Stock was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-214507), including a prospectus supplement dated March 6, 2019 to the prospectus contained therein dated December 7, 2016, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

A copy of the opinion of Wyrick Robbins Yates & Ponton LLP relating to the legality of the issuance and sale of the Common Stock in the offering is attached as Exhibit 5.1 hereto.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Description

1.1	Amended and Restated Underwriting Agreement, dated March 6, 2019, between Cerecor Inc. and H.C. Wainwright & Co., LLC.

5.1	Opinion of Wyrick Robbins Yates & Ponton, LLP.

23.1	Consent of Wyrick Robbins Yates & Ponton, LLP (included in the opinion filed as Exhibit 5.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: March 6, 2019	/s/ Joseph M. Miller
Joseph M. Miller
Chief Financial Officer

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